                                                                    Exhibit 99.1

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                          AVALONBAY COMMUNITIES, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1998

                                   (UNAUDITED)

The following unaudited Pro Forma Condensed Balance Sheet of AvalonBay Communities, Inc. (the "Company") as of June 30, 1998 gives effect to (i) the acquisition and sale of apartment communities and land that have been consummated since June 30, 1998 and the acquisition of other apartment communities that the Company expects to consummate in the near future; (ii) the investment by the Company in a participating mortgage note; (iii) the July 1998 sale of Fixed Rate Unsecured Senior Notes; and (iv) repayment of amounts outstanding under the Company's Variable Rate Unsecured Credit Facility (the " Unsecured Credit Facility").

The unaudited Pro Forma Condensed Balance Sheet is presented for informational purposes only and is not necessarily indicative of what the actual condensed financial position of the Company would have been as of June 30, 1998, nor does it purport to represent the future condensed financial position of the Company. This information should be read in conjunction with the unaudited condensed financial statements and other financial information contained in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998, including the notes thereto.

                          AVALONBAY COMMUNITIES, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1998
                                   (Unaudited)
                             (Dollars in thousands)

                                                                          At June 30, 1998 (Unaudited)
                                                 ---------------------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                              -----------------------------------------------------
                                                               Acquired      Disposed       Probable    Priors Debt     Pro Forma
                                                 Historical   Communities   Communities   Acquisitions    Offering    Consolidated
                                                 ----------   -----------   -----------   ------------  -----------   ------------
ASSETS
Real estate, net                                 $3,655,967     $145,074     $(56,515)       $37,450       $    -       $3,781,976
Cash, cash equivalents and cash in escrow            21,752            -            -              -            -           21,752
Other assets                                         87,466       23,874         (283)             -        2,184          113,241
                                                 ----------     --------     --------        -------       ------       ----------

               TOTAL ASSETS                      $3,765,185     $168,948     $(56,798)       $37,450       $2,184       $3,916,969
                                                 ==========     ========     ========        =======       ======       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Notes and unsecured credit facility              $1,331,059     $167,184     $(56,490)       $37,450       $2,184       $1,481,387
Payables for construction                            32,848            -            -              -            -           32,848
Accrued expenses and other liabilities              115,973        1,764         (459)             -            -          117,278
                                                 ----------     --------     --------        -------       ------       ----------

               TOTAL LIABILITIES                  1,479,880      168,948      (56,949)        37,450        2,184        1,631,513

Minority interest of unitholders in
    consolidated operating partnerships              32,323            -            -              -            -           32,323

Stockholders' equity:
        Preferred stock                                 143            -            -              -            -              143
        Common stock                                    636            -            -              -            -              636
        Additional paid-in capital                2,317,749            -            -              -            -        2,317,749
        Deferred compensation                        (6,221)           -            -              -            -           (6,221)
        Dividends in excess of accumulated
            earnings                                (59,325)           -          151              -            -          (59,174)
                                                 ----------     --------     --------        -------       ------       ----------

               TOTAL STOCKHOLDERS' EQUITY         2,252,982            -          151              -            -        2,253,133
                                                 ----------     --------     --------        -------       ------       ----------

               TOTAL LIABILITIES AND
                   STOCKHOLDERS' EQUITY          $3,765,185     $168,948     $(56,798)       $37,450       $2,184       $3,916,969
                                                 ==========     ========     ========        =======       ======       ==========





                             See accompanying notes.

                          AVALONBAY COMMUNITIES, INC.
                          NOTES TO PRO FORMA CONDENSED
                                  BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

1.       BASIS OF PRESENTATION

         The pro forma adjustments for the Acquired Communities, Disposed Communities and Probable Acquisitions reflect the communities and land acquired (Prudential Center Apartments, Avalon Corners land, Avalon Fox Mill land and Avalon Court North land) or disposed (Aspen Meadows, Village Park of Troy and Arbor Park) by the Company subsequent to June 30, 1998, acquisitions that the Company expects to consummate in the near future (Hanover Hall) and the investment by the Company in a participating mortgage note secured by Fairlane Woods. The adjustments for Prior Debt Offering reflects the sale of $250 million in Fixed Rate Unsecured Senior Notes during July 1998, and the subsequent repayment of amounts outstanding under the Company's Unsecured Credit Facility.

2.       ACQUIRED COMMUNITIES ADJUSTMENTS

         (i) total acquisition costs of $145,074 ($130,050 related to the Prudential Center Apartments, $6,220 related to Avalon Corners land, $2,804 related to Avalon Fox Mill land, $6,000 related to Avalon Court North land);
         (ii) the assumption of net liabilities totaling $1,890, and draws on the Company's Unsecured Credit Facility totaling $167,184; and
         (iii) the investment of $24,000 in a participating mortgage note secured by Fairlane Woods.

3.       DISPOSED COMMUNITIES ADJUSTMENTS

         (i) total net real estate disposed of $56,515 ($12,300 related to Aspen Meadows, $31,815 related to Village Park of Troy and $12,400 related to Arbor Park);
         (ii) the transfer of net liabilities of $176 in connection with the sale of the communities;
         (iii) the repayment of $56,490 on the Company's Unsecured Credit Facility from the estimated sales proceeds; and
         (iv) the recognition of a net gain totaling $151 from the sale of the communities.

4.       PROBABLE ACQUISITIONS ADJUSTMENTS

         (i)      total acquisition costs of $37,450 related to Hanover Hall;
                  and
         (ii)     draws on the Company's Unsecured Credit Facility totaling
                  $37,450.

5.       PRIOR DEBT OFFERING ADJUSTMENTS

         Reflects the sale of $250,000 of Fixed Rate Unsecured Senior Notes in July 1998 at a net price of $247,816, after deduction of transaction costs. The Company used all of the proceeds to pay down amounts outstanding under its Unsecured Credit Facility.

                          AVALONBAY COMMUNITIES, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE
                          YEAR ENDED DECEMBER 31, 1997

                                   (UNAUDITED)
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

The following unaudited Pro Forma Condensed Statements of Operations of AvalonBay Communities, Inc. (the "Company") for the six months ended June 30, 1998 and for the year ended December 31, 1997 gives effect to (i) the June 1998 merger of Avalon Properties, Inc. with and into the Company (the "Merger"); (ii) the acquisition and sale of apartment communities and land that have been consummated since December 31, 1996 and the acquisition of other apartment communities that the Company expects to consummate in the near future; (iii) the investment by the Company in a participating mortgage note; (iv) the sale of Common Stock, Preferred Stock and Fixed Rate Unsecured Senior Notes since December 31, 1996; and (v) repayment of amounts outstanding under the Company's Variable Rate Unsecured Credit Facility (the "Unsecured Credit Facility").

The unaudited Pro Forma Condensed Statements of Operations are presented for informational purposes only and are not necessarily indicative of what the actual condensed operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods. This information should be read in conjunction with the unaudited condensed financial statements and other financial information contained in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998, including the notes thereto.

                          AVALONBAY COMMUNITIES, INC.
                      CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                                     For the six months ended June 30, 1998
                                                 ---------------------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                              -----------------------------------------------------
                                                               Acquired      Disposed       Probable       Prior       Pro Forma
                                                 Historical   Communities   Communities   Acquisitions   Offerings    Consolidated
                                                 ----------   -----------   -----------   ------------  -----------   ------------

Total revenue                                     $116,230     $106,187       $(1,429)       $2,390        $    -       $223,378

Expenses:
    Operating expenses                              30,705       31,572          (628)          750             -         62,399
    Property taxes                                   9,394        9,089          (106)          204             -         18,581
    Interest expense                                17,363       19,853          (874)        1,217          (571)        36,988
    Depreciation and amortization                   24,503       27,204          (264)          533             -         51,976
    General and administrative                       2,946        2,558             -             -             -          5,504
    Provision for unrecoverable deferred
       development costs                               400          433             -             -             -            833
                                                  --------     --------       -------        ------        ------       --------

       Total expenses                               85,311       90,709        (1,872)        2,704          (571)       176,281
                                                  --------     --------       -------        ------        ------       --------

Equity in income of unconsolidated joint
    ventures                                           238        1,112             -             -             -          1,350
Interest income                                        468        1,571             -             -             -          2,039
Minority interest                                     (404)        (583)            -             -             -           (987)
                                                  --------     --------       -------        ------        ------       --------

Net income                                          31,221       17,578           443          (314)          571         49,499

Dividends attributable to preferred stock           (8,523)      (8,190)            -             -         1,174        (15,539)
                                                  --------     --------       -------        ------        ------       --------

Net income available to common stockholders       $ 22,698     $  9,388       $   443        $ (314)       $1,745       $ 33,960
                                                  ========     ========       =======        ======        ======       ========

Per common share:
    Net income - basic                            $    .68                                                              $    .53
                                                  ========                                                              ========
    Net income - diluted                          $    .66                                                              $    .52
                                                  ========                                                              ========




                             See accompanying notes.

                          AVALONBAY COMMUNITIES, INC.
                      CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                                                       For the year ended December 31, 1997
                                                 ---------------------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                              -----------------------------------------------------
                                                               Acquired      Disposed       Probable       Prior       Pro Forma
                                                 Historical   Communities   Communities   Acquisitions   Offerings    Consolidated
                                                 ----------   -----------   -----------   ------------  -----------   ------------

Total revenue                                     $125,827     $268,321        $(706)        $ 4,576      $      -      $398,018

Expenses:
    Operating expenses                              29,016       73,945         (139)          1,712             -       104,534
    Property taxes                                   9,467       23,644          (64)            416             -        33,463
    Interest expense                                14,113       74,589         (307)          2,547       (29,408)       61,534
    Depreciation and amortization                   27,009       71,921         (112)          1,066             -        99,884
    General and administrative                       6,308        5,093            -               -             -        11,401
    Provision for unrecoverable deferred
       development costs                               710          650            -               -             -         1,360
                                                  --------     --------        -----         -------      --------      --------

       Total expenses                               86,623      249,842         (622)          5,741       (29,408)      312,176
                                                  --------     --------        -----         -------      --------      --------

Equity in income of unconsolidated joint
    ventures                                             -        5,689            -               -             -         5,689
Interest income                                        207        3,554            -               -             -         3,761
Minority interest                                     (470)      (1,140)           -               -             -        (1,610)
                                                  --------     --------        -----         -------      --------      --------

Net income                                          38,941       26,582          (84)         (1,165)       29,408        93,682

Dividends attributable to preferred stock           (7,480)     (19,772)           -               -        (3,827)      (31,079)
                                                  --------     --------        -----         -------      --------      --------

Net income available to common stockholders       $ 31,461     $  6,810        $ (84)        $(1,165)     $ 25,581      $ 62,603
                                                  ========     ========        =====         =======      ========      ========

Per common share:

    Net income - basic                            $   1.40                                                              $    .98
                                                  ========                                                              ========
    Net income - diluted                          $   1.40                                                              $    .97
                                                  ========                                                              ========




                             See accompanying notes.

                          AVALONBAY COMMUNITIES, INC.
                          NOTES TO PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

1.       BASIS OF PRESENTATION

         The pro forma adjustments for the Acquired Communities, Disposed Communities and Probable Acquisitions assumes that the Merger, all communities and land acquired or disposed by the Company subsequent to December 31, 1996, acquisitions that the Company expects to consummate in the near future and the investment by the Company in a participating mortgage note had occurred as of January 1, 1997. The adjustments for Prior Offerings assumes the sale of all Common Stock, Preferred Stock and Fixed Rate Unsecured Senior Notes (and the related repayment of amounts outstanding under the Company's Unsecured Credit Facility) subsequent to December 31, 1996 had occurred as of January 1, 1997.

2.       ACQUIRED COMMUNITIES ADJUSTMENTS

         (i) the historical operating revenues and expenses of the communities acquired;
         (ii) the additional interest expense on debt at weighted average interest rates ranging from 6.5% to 6.8%, incurred for the acquisitions and interest expense on assumed debt;
         (iii) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life; and
         (iv) the historical general and administrative expenses, provision for unrecoverable deferred development costs, equity in income of unconsolidated joint ventures, interest income and minority interest of Avalon Properties, Inc.

3.       DISPOSED COMMUNITIES ADJUSTMENTS

         (i) the elimination of historical operating revenues and expenses of the communities sold;
         (ii) the reduction of interest expense from the repayment of debt using the net proceeds; and
         (iii) the elimination of historical depreciation expense of the communities sold.

4.       PROBABLE ACQUISITIONS ADJUSTMENTS

         (i) the historical operating revenues and expenses of the communities anticipated to be acquired;
         (ii) the additional interest expense on debt at weighted average interest rates ranging from 6.5% to 6.8%, incurred for the acquisitions; and
         (iii) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life.

5.       PRIOR OFFERINGS ADJUSTMENTS

         Adjustments reflect the reduction in interest expense and additional preferred dividends associated with the paydown of amounts outstanding under the Company's Unsecured Credit Facility with the proceeds from the sale of Common Stock and Preferred Stock, and the change in interest expense associated with the sale of Fixed Rate Unsecured Senior Notes subsequent to December 31, 1996.

6.       EARNINGS PER SHARE

         Based upon the following table of pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the six months ended June 30, 1998 and for the year ended December 31, 1997.

                                                                             For the          For the
                                                                           six months       year ended
                                                                          ended June 30     December 31
                                                                              1998             1997

         Weighted average Common Shares outstanding - basic                64,089,106        63,958,400
         Weighted average Common Shares outstanding - diluted              64,791,092        64,515,021